                      SERVICES, SUPPLY AND SALES AGREEMENT

         SERVICES, SUPPLY AND SALES AGREEMENT (the "AGREEMENT"), dated as of February 16, 2000, by and between Compaq Computer Corporation, a Delaware corporation ("COMPAQ"), ITY Corp., a Delaware corporation and a wholly-owned subsidiary of Compaq ("COMPAQ SUB"), and InaCom Corp., a Delaware corporation ("INACOM").

                                    RECITALS

         WHEREAS, Compaq Sub, Compaq and Inacom have entered into an Asset Purchase Agreement dated as of January 4, 2000, as amended (the "ASSET PURCHASE AGREEMENT");

         WHEREAS, the execution of this Agreement is a condition to Compaq
Sub acquiring, and Inacom disposing of, the Purchased Assets (as defined in the Asset Purchase Agreement) in connection with the Asset Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                             AGREEMENT TO COOPERATE

         SECTION 1.1. Services Agreement. Compaq agrees to assist Inacom in the generation of incremental revenues for InaCom's service business as provided in the Service Level Agreement dated as of February 16, 2000 between Compaq and Inacom (the "SERVICE LEVEL AGREEMENT"), and the terms of the Service Level Agreement are incorporated by reference herein.

         SECTION 1.2. Supply. In connection with Inacom's computer services business, Compaq Sub and Inacom agree as follows:

         The parties agree that when Inacom places an order with Compaq Sub for hardware and Procurement Services, as defined below, Compaq Sub will invoice the amount directed by Inacom and collect from the customer for the invoiced amount; provided that Inacom, acting as an agent of Compaq Sub, shall have entered into an agreement with the customer relating to the acquisition of such hardware and Procurement Services, in form and substance reasonably acceptable to Compaq Sub. Such agreement shall include a grant of a purchase money security interest in favor of Compaq or Compaq Sub, as appropriate, on all hardware and related software licenses supplied by Compaq Sub. From these collected amounts, Compaq Sub will retain its sales price for hardware and Procurement Services, and pay the remaining proceeds to Inacom as an agency fee. As used herein, "SALES PRICE" shall mean, (i) with respect to hardware, Compaq's actual cost (excluding the impact of volume incentive rebates) with respect to third party hardware and US1 or TOSS price, whichever is applicable, with respect to Compaq's hardware, and (ii) with respect to Procurement Services, the fees as per the Fee Schedule. In the event that the invoiced amounts are insufficient to cover the sales price of the hardware and Procurement

Services as per the Fee Schedule (defined below), Inacom agrees to pay the difference to Compaq Sub.

          1. Inacom agrees to make Compaq Sub its preferred provider of the procurement services listed in Exhibit 1 ("PROCUREMENT SERVICES"), meaning only that Inacom shall direct at least 75% of its requirements for such services to Compaq Sub. The obligations set forth in this Section 1.2(1) shall be subject to Compaq Sub's ability to competitively price its services (which for these purposes shall not require Compaq Sub to be the lowest-priced service provider) and to satisfy Service Level Agreements for service capabilities and performance, as mutually agreed to by the parties.

          2. Inacom will pay a fee to Compaq Sub for the Procurement Services based on the fee schedule, attached hereto as Exhibit 2 (the "FEE SCHEDULE"). Compaq Sub agrees to provide Inacom with a fixed rate structure for the Procurement Services, which does not depend on rebates for volume attainment. In any event, Compaq Sub will offer Inacom the most favored procurement service customer fees of Compaq Sub or any of its affiliates, i.e. the lowest fees which it charges any of its customers for the Procurement Services except in the instance where lower pricing is offered to "meet competition" in response to a documented lower bid, as such term is commonly used in the relevant industry. Upon reasonable notice, Compaq Sub will give Inacom's independent third party auditor access, on a quarterly basis, to Compaq and multi-vendor sales price information at the SKU level, including but not limited to product cost and freight information, for the sole purpose of verifying Compaq Sub's pricing of the Procurement Services. All such information shall be subject to the terms of the Confidentiality and Non-disclosure Agreement executed by the parties.

          3. In the event that Compaq Sub must go outside of the normal distribution agreements with third party vendors in order to obtain third party products, it will absorb commercially reasonable increases in product costs associated with such procurement. If Compaq Sub determines that such costs are not commercially reasonable, Compaq Sub will offer Inacom the right to procure such products from its own channels. Inacom shall be responsible for product sourcing cost increases resulting from instances where Compaq has a distribution agreement with a particular vendor, but product is unavailable, provided Inacom has agreed to incur such additional costs.

          4. Compaq and Compaq Sub agree that any marketing funds or other vendor funding (including rebates) provided to Compaq by third party vendors for sales of product to customers where Inacom acted as agent, shall be paid to Inacom within a reasonable time following receipt by Compaq, provided that Inacom agrees to independently satisfy any vendor requirements for such funding.

          5. Inacom has provided Compaq Sub with a list of current and potential accounts, attached hereto as an appendix to Exhibit 3, and Compaq Sub will determine a credit limit and any other appropriate limitations or requirements for each such account. To the extent that Inacom sells products within each customer's credit limit, Compaq Sub will assume the credit risk. However, to the extent that Inacom sells products in excess of any customer's credit limit,

Inacom must bear the credit risk. Inacom agrees that all payment terms for its customer invoices shall be net 30 days from receipt of invoice by customer.

          6. As part of its Procurement Services, Compaq Sub will provide invoice and collection services for accounts receivable on product procured by customers through Inacom from Compaq Sub under the name of Compaq Sub or Inacom (as agent for Compaq Sub), whichever Inacom prefers. These invoice and collection services will only be available for hardware and/or Procurement Services. Inacom agrees to pay agreed upon fees for customer invoices that are not paid when due in accordance with the Fee Schedule, to the extent the payment period is in excess of the payment period calculated into the assumptions for the Fee Schedule. Compaq's obligation for collections of accounts receivables in this provision is only effective for hardware and Procurement Services delivered by Compaq and sold by Inacom after the close of the Asset Purchase Agreement.

          7. Inacom will not bear any inventory price protection risk. If Inacom or a customer requires Compaq Sub to hold inventory beyond the normal stocking period, then Inacom agrees to pay to Compaq Sub a price protection risk fee in accordance with the Fee Schedule to the extent the inventory holding period is in excess of the inventory price protection element calculated into the assumptions for the Fee Schedule.

         SECTION 1.3.  Sales Agreement.

          1. Compaq and Inacom will jointly develop Compaq-branded service offerings for end users ("SERVICES"). These services will be performed by Inacom and will be sold through the Compaq sales force.

          2. Compaq and Inacom have jointly developed and agreed on Rules of Engagement, attached hereto as Exhibit 3, which include, among other things, Relationship Management and Joint Account Planning. Compaq and Compaq Sub agree (and agree to cause their affiliates) not to directly solicit, the Inacom customers with contracts that include the purchase of Compaq hardware or a demonstrated run-rate of the purchase of Compaq hardware, as set forth in Exhibit 3, where Compaq's direct product sales and services offerings are competitive with those offered by Inacom as of the date hereof, for a period of one year from the date hereof, provided the customer continues to purchase Compaq product from Inacom.

                                   ARTICLE II.

                                  MISCELLANEOUS

         SECTION 2.1. Definitive Agreements; Binding Effect. The parties agree to use their reasonable best efforts to complete definitive agreements with respect to the matters described in Section 1.2 and Section 1.3 within 30 days of the date hereof. Until superseded by such definitive agreements, this Agreement shall be binding on the parties.

         SECTION 2.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         If to Inacom, to:

                  Inacom Corporation
                  Attention: Dick Anderson
                  2001 Westside Parkway
                  Suite 260
                  Alpharetta, GA  30004
                  Facsimile: (770) 619-6082

         If to Compaq or Compaq Sub, to:

                  Compaq Computer Corporation
                  20555 SH 249
                  Houston, TX 77070
                  Attention: Mike Pocock
                  Facsimile: (281) 514-0851

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         SECTION 2.3. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 2.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

         SECTION 2.5. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 2.6. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of law rules of such state.

         SECTION 2.7. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 2.8. Term. This Agreement shall terminate upon termination of the Service Level Agreement in accordance with Section 5.7(a) or (b) thereof. Following the first anniversary of the date of execution of the Asset Purchase Agreement, the parties agree to renegotiate pricing for Procurement Services for pricing periods to be mutually agreed to by the parties to the extent necessary to ensure that pricing for Procurement Services remains competitively priced in the marketplace for each of the parties.

         SECTION 2.9. Single Agreement. This Agreement and the agreements identified on Exhibit 4 hereto (this Agreement and such other agreements, collectively, the "Operating Agreements") were entered into pursuant to the Asset Purchase Agreement. The undertakings of each party hereunder and thereunder constitute consideration for the undertakings of the other parties under all of the Operating Agreements, and all of the Operating Agreements shall constitute a single agreement. The material performance of the obligations of each party under each Operating Agreement shall be a condition to the performance of the obligations of each other party under each Operating Agreement The rightful rejection of any Operating Agreement (which shall not include an expiration or termination thereof) requires the rejection of all Operating Agreements.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                       Inacom Corporation

                                       By: /s/ Gerald A. Gagliardi
                                           -----------------------------
                                           Name:  Gerald A. Gagliardi
                                           Title: President and Chief
                                                  Executive Officer
                                           Date:  February 16, 2000


                                       Compaq Computer Corporation

                                       By: /s/ Michael J. Winkler
                                           -----------------------------
                                           Name:  Michael J. Winkler
                                           Title: Senior Vice President
                                                  and Group Manager
                                           Date:  February 16, 2000


                                       ITY Corp.

                                       By: /s/ Michael J. Winkler
                                           -----------------------------
                                           Name:  Michael J. Winkler
                                           Title: President
                                           Date:  February 16, 2000

                                    EXHIBIT 1

                              PROCUREMENT SERVICES

Compaq Sub agrees to offer the following Procurement Services pursuant to this Agreement:

                    PROGRAM DEVELOPMENT & MANAGEMENT
                    PROGRAM DESIGN
                    Scope of Work
                    Statement of Work
                    Process Alignment
                    Transition & Implementation
                    TECHNOLOGY SELECTION
                    Provide evaluation hardware
                    Establish hardware standards
                    Identification and cataloging of existing images Create and implement design process
                    Design software images
                    Create software images
                    Create proof-of-concept system
                    Test and validate proof-of-concept system
                    GLOBAL PROJECT MANAGEMENT
                    Single point of accountability
                    International standards
                    ORDER FULFILLMENT
                    ACCOUNT SETUP
                    Create account(s)
                    Implement financing methods & processes
                    PRICING AND AVAILABILITY
                    90-Day forecast
                    Client-specific purchasing
                    Client-owned inventory
                    Pre-customized inventory
                    Special bid pricing
                    Create and maintain client-specific pricing profiles Assign and maintain client-specific SKUs
                    Create and maintain convenience bundles
                    PRE-SALES CONSULTING

                    Create & provide client-specific web-based catalog Provide configuration manual
                    Provide live pre-sales support (standards only) Provide live pre-sales support (any products)
                    Provide on-site pre-sales support
                    ORDER CREATION
                    Create adhoc system order
                    Create adhoc order for upgrade/peripheral/supplies Create refresh plan Obtain
                    Client internal approval
                    Generate purchase order
                    ORDER ENTRY, CONFIRMATION, ETAS
                    Provide web-based order entry tool
                    Provide centralized order entry contact
                    Provide on-site order entry contact
                    Provide X.12 EDI connection to client system
                    Review order for completeness
                    Review order for technical correctness
                    Review order for credit availability
                    Release order on fulfillment system
                    Verbally confirm order and ETA to client contact Electronically confirm order and ETA to client contact ORDER MANAGEMENT
                    Ensure product acquisition and allocation
                    Answer order status inquires
                    Escalate issues
                    Advance ship notification (ASN)
                    Returns and DOAs
                    Track and review SLA compliance
                    Measure and report client satisfaction
                    MANUFACTURING AND CUSTOMIZATION
                    Manage image and instructions
                    Assemble system (JMAS)
                    Customize hardware
                    Third-party component setup
                    Partition/format fixed disk drives
                    Asset tagging and recording
                    Custom labeling or bar-coding

                    Install software
                    Operating System
                    Shrink-wrapped applications
                    Proprietary applications
                    Image load
                    Personalized system settings
                    IP address
                    Workgroup name
                    Other
                    Perform dial-out and/or leased line connectivity testing Apply client-specific data via dial-out or leased line Burn-in
                    Troubleshoot and repair image issues
                    Perform client-specific quality check
                    LOGISTICS
                    Pick and pack/repack products
                    Special overpack
                    Design packing per client specifications
                    Acquire packaging
                    Pack orders per client specifications
                    Ensure shipment integrity
                    Ship/Deliver products
                    Standard ground
                    Three-day
                    Two-day
                    Next-day
                    Crisis transport service
                    Carrier-specific delivery
                    Time/place specific delivery
                    INVOICING AND REPORTING
                    Customized packing list
                    Provide proof-of-delivery (POD) confirmation
                    Standard invoice
                    Summary invoice
                    EDI invoice
                    Invoice acceptance
                    Payment generation (standard)
                    Payment generation (EFT)
                    REPORTS
                    Product Purchase

                    Purchase history
                    Standard vs. non-standard
                    By manufacturer
                    By business unit
                    Standards price list
                    Order Management
                    Daily Status Report
                    Backorder report - open orders
                    Proof-of-delivery (POD) Notification
                    SLA Performance
                    order turnaround
                    SLA attainment
                    Invoices
                    Invoices billed
                    Invoices paid
                    Asset Management feed
                    Client Satisfaction

                                    EXHIBIT 2

                                  FEE SCHEDULE

In addition to payment owed for hardware purchases as set forth in Section
1.2 of this Agreement, Compaq agrees that it will charge Inacom the following fees for Procurement Services performed under this Agreement:

PROCUREMENT SERVICES BASE FEE              2.6% of invoice price per customer
                                           invoice

ADDITIONAL FEES                            (Fees for special procurement and
                                            configuration services)

_____________________________________________________________________________
TOTAL COMPENSATION FOR SERVICES            3.5% of invoice price per customer
                                           invoice


Compaq will retain 3.5% of the invoice price per customer order as total compensation for services performed. The total services fee of 3.5% will be used in calculating any agency fee payment owed to Inacom. The agency fee will be calculated and paid monthly by Compaq Sub and adjusted quarterly to 3.5%. The parties agree to negotiate appropriate SLA metric standards during 2000 to be used to further adjust the quarterly fee rate to recognize changes in Inacom's business and Compaq Sub's cost model.

SLA METRICS
The parties agree that the above fee structure (3.5%) will be adjusted using the following SLA metrics to be agreed between the parties:

1. The percentage of Customization Fees charged to Inacom as compared to the total revenue Compaq Sub invoiced for Inacom customers is TBD, as based on Q399 numbers. The method to be used for this calculation will be the Commission Cost Basis (CCB).

2. The percentage of Restock Fees charged Inacom as compared to the total revenue Compaq Sub invoiced for Inacom customers customer is TBD, based on Q399 numbers.

3. The percentage of Expedite Fees charged Inacom as compared to the total revenue Compaq Sub invoiced for Inacom customers is TBD, based on Q399 numbers.

4. The percentage of Cancellation Fees charged Inacom as compared to the total revenue Compaq Sub invoiced for Inacom customers is TBD, based on Q399 numbers.

QUARTERLY ADJUSTMENT CALCULATION

Following the end of each calendar quarter, if the aggregate of the above amounts are within plus or minus 10% of the baseline assumptions set forth above, there will be no adjustment. If any of the above aggregate amounts are greater than plus or minus 10% of the baseline assumptions, then an adjustment will be made by Compaq Sub for the difference. This adjustment will be made at the end of the Compaq Sub fiscal quarter and added or deducted from the agency fee payment to Inacom. For example (these figures used in this example are for illustrative purposes only):

FEE TYPE                     Q399 BASELINE                      CURRENT QUARTER
--------                     -------------                      ---------------
Customization Fees                 TBD                                 .70%
Restock Fees                       TBD                                 .08%
Expedite Fees                      TBD                                 .05%
Cancellation Fees                  TBD                                 .12%
         Total                     1.10%                               .95%

1) The adjustment baseline is +/-.11% (10% * 1.10%)
2) Current quarter deviation is -.15% (.95% - 1.10%)
3) Total fee adjustment -.04% (.11% - .15%)
4) This .04% is a rebate (added to agency fee payment) to Inacom since the current quarter is lower than the Q399 baseline

The quarterly adjustment will be made following the end of the third month of the applicable Compaq fiscal quarter. The adjustment will include any adjustment accrued during the first two months of the quarter.

Compaq Sub reserves the right to pay agency fees when invoices are collected from Inacom customers, as indicated in Section 1.2 of the Agreement.

                                    EXHIBIT 3

                      Rules of Engagement for Field Purpose

Working proactively with Inacom to create a consistent engagement process when a current Inacom/Compaq customer is at risk. Designed to facilitate communication needed to best serve customers and to facilitate customer choice, where each party will act unilaterally.

                               Guiding Principles

Allow customer choice for manufacturer or reseller (Direct or Indirect) in an end customer's decision making process.

While remaining competitors, Compaq will operate in a consistent, predictable & fair manner with Inacom.

As required by Asset Purchase transaction, Compaq will not directly solicit listed accounts for one year. If customer requests Compaq to sell directly to the account, Compaq will follow agreed upon escalation path.

Through proactive planning and review activities, Compaq and Inacom will work together to grow market share for Compaq, and proactively put plans in place to effectively compete against Compaq product competitors in existing and identified partnership accounts.

All special product pricing from Compaq will be managed by Compaq Field Team exclusively (each party sets its own pricing independently).

It is very important we follow the rules of engagement. They are designed to ensure consistency of approach to Compaq/Inacom joint customers.

                            Rules of Engagement (ROE)

The companies will continue to operate as separate entities until the acquisition is complete (expected during 1Q00) and continue to compete aggressively.

Post acquisition, Compaq and Inacom will work together to communicate the joint value proposition in the new partnership.

Compaq and Inacom will publish a list of existing and identified partnership accounts for their field sales organizations.

Upon completion of the acquisition, Compaq will proactively engage in account planning sessions with Inacom for existing and identified partnership accounts to determine the current account state, opportunities to partner, and agreed upon strategy to partner. Pricing, margins, and profitability shall not be discussed.

An escalation path will be communicated between the companies to process customer requests to move to a direct model in existing and identified partnership accounts.

A post acquisition Program Office will be established to be the final point of escalation for any issues and to answer questions. The goal of the Program Office will be to ensure customer satisfaction, communicate changes to current incumbency, and to do due diligence around issue resolution for the Customer Engagement Process. Due diligence includes making sure that the ROE have been followed, and communication occurred between Inacom and Compaq, but each party shall act unilaterally.

                                   Next Steps

Develop a Communication Plan with timeline for internal and joint communications.

Identify and communicate a framework for the Account Planning Process. Output to include a one page document designed to review current account state, opportunities to partner, and agreed upon strategy to partner.

Create and communicate a joint value proposition to be used by field teams for customer communication.

Post acquisition, communicate the defined Escalation Path. (see below)

-  Compaq Area Director/Inacom District Director of Sales (48 hours Response)
-  Compaq Regional Vice President/Inacom Area Vice President (48 hours Response)
-  Program Office (Don Weatherson/Dick Andersen/Steve Ramsland)

Finalize dates to manage a quarterly review of account status by the Program Office for existing and identified partnership accounts.

                           APPENDIX - LIST OF ACCOUNTS

-------------------------------------------------------------------------------------------------------------------------
  COMPAQ SALES           INACOM GROUP NAME          INACOM              LOCATION               DIVISION / DEPARTMENT
     REGION                                         GROUP
                                                    NUMBER
-------------------------------------------------------------------------------------------------------------------------
Central           Ameritrade Holding Corp            10041368 VA
-------------------------------------------------------------------------------------------------------------------------
Great Lakes       Andersen Consulting SC             10114744 Chicago, IL
-------------------------------------------------------------------------------------------------------------------------
Central           Anheuser-Busch                     10036554 St. Louis, MO
-------------------------------------------------------------------------------------------------------------------------
Southeast         Bellsouth Telecomm                 10079708
-------------------------------------------------------------------------------------------------------------------------
Southeast         Bellsouth Telecomm                 10078022
-------------------------------------------------------------------------------------------------------------------------
Northeast         Bloomberg LP-Non Taxable           10106544
-------------------------------------------------------------------------------------------------------------------------
Northeast         Blue Cross/Blue Shield MA, Inc     10112125
-------------------------------------------------------------------------------------------------------------------------
Southeast         Capital One Services               10042463 Richardson, VA
-------------------------------------------------------------------------------------------------------------------------
West              Charles Schwab & Co.               10110820 San Francisco, CA
-------------------------------------------------------------------------------------------------------------------------
Northeast         Chase Manhattan                    10095177
-------------------------------------------------------------------------------------------------------------------------
West              Clorox                             10111300 Oakland & Pleasanton,
                                                              California, + 35 plants in
                                                              North America
-------------------------------------------------------------------------------------------------------------------------
Northeast         Commercial Union Insurance Co      42006340 MA
-------------------------------------------------------------------------------------------------------------------------
                  Crowley                            10112186                               Crowley Maritime, Crowley
                                                                                            American Transport
-------------------------------------------------------------------------------------------------------------------------
Southeast         CSX Technology                     02JCSX00
-------------------------------------------------------------------------------------------------------------------------
West/Southeast    Disney Vacation Club               10079081 Vacation Club is a business
                                                              unit of Walt Disney, So Carolina
                                                              & Florida
-------------------------------------------------------------------------------------------------------------------------
West/Southeast    Walt Disney Company                10093459                               Walt Disney World (Orlando)
-------------------------------------------------------------------------------------------------------------------------
Northeast         E. I. Dupont/Dana Credit           10104098 Wilmington, DE
                  Corporation
-------------------------------------------------------------------------------------------------------------------------
Southeast         Edison Mission Energy              10113235 N. VA, DC
-------------------------------------------------------------------------------------------------------------------------
Northeast         Ernst & Young                      10113114
-------------------------------------------------------------------------------------------------------------------------
Southeast         First Union National Bank          10008159 Atlanta, GA
-------------------------------------------------------------------------------------------------------------------------
West              Freightliner Corporation           10114443 Portland, OR
-------------------------------------------------------------------------------------------------------------------------
Northeast         GE Power Systems                   10113859
-------------------------------------------------------------------------------------------------------------------------
Northeast         Harvard Pilgrim Health Care        10008902
-------------------------------------------------------------------------------------------------------------------------
Great Lakes       ITT Technical Institute            10102476
-------------------------------------------------------------------------------------------------------------------------
Northeast         Johnson & Johnson Corporation      20N00466
-------------------------------------------------------------------------------------------------------------------------
West              Kaiser Permanente Nor-Cal          10111303 80% in California, also
                                                              Colorado Oregon & Hawaii
-------------------------------------------------------------------------------------------------------------------------
Northeast         Massachusetts General Hospital     10050399
-------------------------------------------------------------------------------------------------------------------------
Central           MCI Worldcom                       10080003 Atlanta, GA, Washington, DC,  Business Markets, Consumer
                                                              Colorado Springs, CO, Dallas  Markets, UUNET,
                                                              / Richardson,  TX, Tampa,     International,
                                                              FL, Chicago, IL               Conferencing, SkyTel,
                                                                                            Mobile Solutions
-------------------------------------------------------------------------------------------------------------------------
Northeast         McKinsey/Compaq Capital            10116449
                  Corporation
-------------------------------------------------------------------------------------------------------------------------
Northeast         Merck & Co.                        20N00510
-------------------------------------------------------------------------------------------------------------------------
West              Microsoft                          10111335
-------------------------------------------------------------------------------------------------------------------------
Great Lakes       Motorola                           10115518 Florida, Chicago, Phoenix,    Motorola Engineering Div...
                                                              Austin, Ft. Worth and         SPS, Automotive,
                                                              Plantation, FL                Communications Enterprise (CE)
                                                                                            - the IT and business divisions
                                                                                            within these sectors - Compaq
                                                                                            ProLiant product only
-------------------------------------------------------------------------------------------------------------------------
West              Norwest Corporation/Wells Fargo     7000320                               IT department responsible
                                                                                            for the entire
                                                                                            organization, and
                                                                                            Investment Management Group
-------------------------------------------------------------------------------------------------------------------------
West              Peoplesoft                         10110769
-------------------------------------------------------------------------------------------------------------------------
Northeast         Praxair                            10017589
-------------------------------------------------------------------------------------------------------------------------
Great Lakes       Proctor & Gamble                   10113052 Cincinnati, OH                Global Computing Team -
                                                                                            Compaq ProLiant product only
-------------------------------------------------------------------------------------------------------------------------
SI                SAIC (Science Applications)        10112161 San Diego, CA, N. VA
-------------------------------------------------------------------------------------------------------------------------
Northeast         SmithKline Beecham R&D             10115739 Collegeville, PA              R&D and Powerline (Sales
                                                              (Philadelphia)                Organization)
-------------------------------------------------------------------------------------------------------------------------
Central           St. Paul First & Marine            10103700
                  Insurance
-------------------------------------------------------------------------------------------------------------------------
Southeast         Suntrust/STSC Leasing - Branch     10097496 Atlanta, GA
                  Deployment
-------------------------------------------------------------------------------------------------------------------------


                                       15


-------------------------------------------------------------------------------------------------------------------------
Great Lakes       The Scotts/Compaq Financial        10117681
                  Services
-------------------------------------------------------------------------------------------------------------------------
Central           Trammel Crow/Compaq Capital        10116925 Dallas, TX
                  Corporation
-------------------------------------------------------------------------------------------------------------------------
Southeast         US Internetworking, Inc.           10104980
-------------------------------------------------------------------------------------------------------------------------
West              Weyerhaeuser Company               42004488
-------------------------------------------------------------------------------------------------------------------------
Northeast         Xerox Corp                         42005266
-------------------------------------------------------------------------------------------------------------------------
Great Lakes       Zurich-American/MC Leasing         10114950 Schaumberg, IL
-------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 4

                              OPERATING AGREEMENTS

Separation and Sharing Agreement

InaCom Services Service Level Agreement with Compaq Computer Corporation and the other agreements referred to therein


                                       17